Exhibit 99.1

Ryman Hospitality Properties, Inc. Reports Third Quarter 2022 Results

NASHVILLE, Tenn. (October 31, 2022) – Ryman Hospitality Properties, Inc. (NYSE: RHP), a leading lodging and hospitality real estate investment trust (“REIT”) that specializes in upscale convention center resorts and leading entertainment experiences, today reported financial results for the third quarter ended September 30, 2022.

Third Quarter 2022 Highlights and Recent Developments:

•	The Company generated net income available to common shareholders of $45.2 million or $0.79 per diluted share, achieving two consecutive post-pandemic quarters of profitability.
•	Despite 5.6 fewer points of occupancy compared to Q3 2019, the Company’s Hospitality segment achieved revenue of $390.6 million, a record for any third quarter, driven by continued strength in leisure room rate and outside the room spending by groups.
•	The Hospitality segment reported a third quarter record in operating income of $88.9 million, operating income margin of 22.8%, Hospitality Adjusted EBITDAre of $136.7 million, and Hospitality Adjusted EBITDAre margin of 35.0%.
•	Strength in leisure demand supported an all-time record leisure average daily rate (ADR) of $288, an increase of 14.6% compared to Q3 2021 and 42.0% compared to Q3 2019.
•	During the quarter, the Company booked over 614,000 gross advanced group room nights for all future years, at an ADR of $252, an increase of 16.8% over Q3 2021 ADR for future bookings and 24.9% above Q3 2019 ADR for future bookings.
•	Subsequent to quarter end, the Company announced Chairman and CEO Colin Reed will transition to Executive Chairman, and the Board has appointed Mark Fioravanti to President and CEO, effective January 1, 2023.
•	The Company reinstated a quarterly cash dividend of $0.10 per common share paid on October 17, 2022.
•	Based on strength of Q3 2022 financial results and confidence in the remainder of 2022, the Company increases its consolidated Full Year 2022 outlook.

Colin Reed, Chairman and Chief Executive Officer of Ryman Hospitality Properties, said, “Our hotel business again set multiple records in the third quarter, eclipsing marks set in the second quarter of this year. These results demonstrate not only the broad strength of our business, but also the value of the strategic investments we made over the past several years, including those we made during the pandemic. The rebound of group travel, alongside continued healthy leisure demand, validates our business model, and has allowed us to achieve strong ADR for the year through the third quarter, mitigating increasing costs in the current inflationary environment. We are equally pleased with spending outside of the room, as our food and beverage business delivered favorable results across all our Gaylord Hotel properties. We are excited with the quality of our forward book of group business and expect this momentum to continue through the fourth quarter.”

Third Quarter 2022 Results (as compared to Third Quarter 2021):

($ in thousands, except per share amounts)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2022	2021	% ∆		2022	2021	% ∆
Total Revenue	$467,755	$306,906	52.4%		$1,237,094	$561,942	120.1%

Operating income (loss)	$97,005	$25,695	277.5%		$210,847	$(84,809)	348.6%
Operating income (loss) margin	20.7%	8.4%	12.3	pt	17.0%	-15.1%	32.1	pt

Net income (loss) available to common shareholders	$45,241	$(8,546)	629.4%		$70,904	$(170,986)	141.5%
Net income (loss) available to common shareholders margin	9.7%	-2.8%	12.5	pt	5.7%	-30.4%	36.1	pt
Net income (loss) available to common shareholders per diluted share	$0.79	$(0.16)	593.8%		$1.28	$(3.11)	141.2%

Adjusted EBITDAre	$151,125	$85,992	75.7%		$387,744	$91,698	322.8%
Adjusted EBITDAre margin	32.3%	28.0%	4.3	pt	31.3%	16.3%	15.0	pt
Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture	$144,780	$85,992	68.4%		$380,268	$92,715	310.1%
Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture margin	31.0%	28.0%	3.0	pt	30.7%	16.5%	14.2	pt

Funds From Operations (FFO) available to common shareholders and unit holders	$91,951	$47,467	93.7%		$230,292	$(19,323)	1291.8%
FFO available to common shareholders and unit holders per diluted share/unit	$1.57	$0.86	82.6%		$4.13	$(0.35)	1280.0%

Adjusted FFO available to common shareholders and unit holders	$100,773	$52,113	93.4%		$250,462	$(39)	642310.3%
Adjusted FFO available to common shareholders and unit holders per diluted share/unit	$1.72	$0.94	83.0%		$4.49	$0.00	100.0%

Note: For the Company’s definitions of Adjusted EBITDAre, Adjusted EBITDAre margin, Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture, Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture margin, FFO available to common shareholders and unit holders, and Adjusted FFO available to common shareholders and unit holders, as well as a reconciliation of the non-GAAP financial measure Adjusted EBITDAre to Net Income/(Loss) and a reconciliation of the non-GAAP financial measure Adjusted FFO available to common shareholders and unit holders to Net Income/(Loss), see “Non-GAAP Financial Measures,” “EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Definition,” “Adjusted EBITDAre Margin and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin Definition” “FFO, Adjusted FFO, and Adjusted FFO available to common shareholders and unit holders Definition” and “Supplemental Financial Results” below.

Hospitality Segment

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2022	2021	% ∆		2022	2021	% ∆
Hospitality Revenue (1)	$390,602	$257,853	51.5%		$1,053,515	$463,343	127.4%

Hospitality operating income (loss) (1)	$88,901	$24,600	261.4%		$205,142	$(66,260)	409.6%
Hospitality operating income (loss) margin (1)	22.8%	9.5%	13.3	pt	19.5%	-14.3%	33.8	pt
Hospitality Adjusted EBITDAre (1)	$136,710	$79,226	72.6%		$362,025	$93,305	288.0%
Hospitality Adjusted EBITDAre margin (1)	35.0%	30.7%	4.3	pt	34.4%	20.1%	14.3	pt

Hospitality Performance Metrics (1) (2)
Occupancy	71.5%	54.5%	17.0	pt	63.9%	34.9%	29.0	pt
Average Daily Rate (ADR)	$226.20	$216.79	4.3%		$230.07	$208.02	10.6%
RevPAR	$161.75	$118.17	36.9%		$147.07	$72.65	102.4%
Total RevPAR	$407.77	$269.19	51.5%		$370.63	$165.51	123.9%

Gross Definite Rooms Nights Booked	614,346	410,793	49.6%		1,637,571	1,511,432	8.3%
Net Definite Rooms Nights Booked	416,128	134,717	208.9%		994,838	472,548	110.5%
Group Attrition (as % of contracted block)	19.2%	30.1%	-10.9	pt	22.2%	28.7%	-6.5	pt
Cancellations ITYFTY (3)	21,063	126,608	-83.4%		203,129	543,592	-62.6%

(1)	Gaylord National closed on March 25, 2020 and remained closed until July 1, 2021.
(2)	Calculation of hospitality performance metrics includes closed hotel room nights available; includes the addition of 302 additional guest rooms due to Gaylord Palms expansion beginning June 1, 2021. ADR is for occupied rooms.
(3)	"ITYFTY" represents In The Year For The Year.

Note: For the Company’s definitions of Revenue Per Available Room (RevPAR) and Total Revenue Per Available Room (Total RevPAR), see “Calculation of RevPAR, Total RevPAR, and Occupancy” below. Property-level results and operating metrics for third quarter 2022 are presented in greater detail below and under “Supplemental Financial Results—Hospitality Segment Adjusted EBITDAre Reconciliations and Operating Metrics,” which includes a reconciliation of the non-GAAP financial measures Hospitality Adjusted EBITDAre to Hospitality Operating Income/(Loss), and property-level Adjusted EBITDAre to property-level Operating Income/(Loss) for each of the hotel properties in the Hospitality segment.

Hospitality Segment Highlights

•	Hotel occupancy was 71.5% in Q3 2022, compared to 54.5% in Q3 2021 and 77.1% in Q3 2019, as the segment reports substantial year-over-year growth in occupancy from 2021.
•	All hotels set third quarter revenue records and four of the five hotels set Adjusted EBITDAre records, despite overall occupancy being 5.6 points lower than Q3 2019.
•	Gaylord National’s record third quarter revenue and Adjusted EBITDAre performance was aided by our investments in reconcepting food and beverage outlets, which helped drive stronger food and beverage margins.
•	Gaylord Rockies reported record operating income of $21.0 million and occupancy of 86.9%, an all-time quarterly record for any of our properties, which led to its highest total revenue and Adjusted EBITDAre quarter of $77.3 million and $34.7 million, respectively, since opening in December 2018.
•	Room night production remained strong in the third quarter as new definite ADR for future bookings made in the quarter was an all-time record and revenue for future bookings made in the quarter was a third quarter record.

Gaylord Opryland

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2022	2021	% ∆		2022	2021	% ∆
Revenue	$106,819	$75,483	41.5%		$285,835	$142,244	100.9%
Operating income	$29,488	$19,514	51.1%		$76,914	$10,965	601.5%
Operating income margin	27.6%	25.9%	1.7	pt	26.9%	7.7%	19.2	pt
Adjusted EBITDAre	$38,149	$28,021	36.1%		$102,696	$36,294	183.0%
Adjusted EBITDAre margin	35.7%	37.1%	-1.4	pt	35.9%	25.5%	10.4	pt

Occupancy	73.0%	56.3%	16.7	pt	65.7%	38.4%	27.3	pt
Average daily rate (ADR)	$236.83	$232.49	1.9%		$236.35	$223.24	5.9%
RevPAR	$172.98	$130.85	32.2%		$155.36	$85.71	81.3%
Total RevPAR	$402.04	$284.10	41.5%		$362.54	$180.42	100.9%

Gaylord Palms

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2022	2021	% ∆		2022	2021	% ∆
Revenue	$60,516	$34,476	75.5%		$188,653	$82,295	129.2%
Operating income (loss)	$9,611	$(877)	1195.9%		$43,687	$(4,514)	1067.8%
Operating income (loss) margin	15.9%	-2.5%	18.4	pt	23.2%	-5.5%	28.7	pt
Adjusted EBITDAre	$16,204	$6,192	161.7%		$63,531	$14,800	329.3%
Adjusted EBITDAre margin	26.8%	18.0%	8.8	pt	33.7%	18.0%	15.7	pt

Occupancy (1)	65.2%	44.7%	20.5	pt	65.2%	41.1%	24.1	pt
Average daily rate (ADR)	$213.17	$201.18	6.0%		$232.26	$198.85	16.8%
RevPAR (1)	$139.08	$89.99	54.6%		$151.39	$81.71	85.3%
Total RevPAR (1)	$382.88	$218.13	75.5%		$402.23	$193.15	108.2%

(1) Calculation of hospitality performance metrics includes 302 expansion rooms beginning June 1, 2021.

Gaylord Texan

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2022	2021	% ∆		2022	2021	% ∆
Revenue	$70,734	$56,041	26.2%		$205,035	$108,468	89.0%
Operating income	$18,873	$12,640	49.3%		$57,523	$11,137	416.5%
Operating income margin	26.7%	22.6%	4.1	pt	28.1%	10.3%	17.8	pt
Adjusted EBITDAre	$24,577	$18,786	30.8%		$75,667	$29,706	154.7%
Adjusted EBITDAre margin	34.7%	33.5%	1.2	pt	36.9%	27.4%	9.5	pt

Occupancy	70.6%	66.9%	3.7	pt	67.6%	44.6%	23.0	pt
Average daily rate (ADR)	$227.40	$215.42	5.6%		$227.10	$207.21	9.6%
RevPAR	$160.63	$144.08	11.5%		$153.60	$92.35	66.3%
Total RevPAR	$423.84	$335.80	26.2%		$414.03	$219.03	89.0%

Gaylord National

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2022	2021	% ∆		2022	2021	% ∆
Revenue	$68,925	$36,008	91.4%		$173,735	$39,576	339.0%
Operating income (loss)	$9,044	$(8,534)	206.0%		$10,593	$(38,108)	127.8%
Operating income (loss) margin	13.1%	-23.7%	36.8	pt	6.1%	-96.3%	102.4	pt
Adjusted EBITDAre	$21,550	$1,061	1931.1%		$42,777	$(11,749)	464.1%
Adjusted EBITDAre margin	31.3%	2.9%	28.4	pt	24.6%	-29.7%	54.3	pt

Occupancy (1) (2)	65.4%	44.1%	21.3	pt	55.1%	14.9%	40.2	pt
Average daily rate (ADR)	$220.25	$209.77	5.0%		$232.23	$209.77	10.7%
RevPAR (1) (2)	$144.11	$92.52	55.8%		$127.99	$31.18	310.5%
Total RevPAR (1) (2)	$375.35	$196.09	91.4%		$318.83	$72.63	339.0%

(1) Calculation of hospitality performance metrics includes closed hotel room nights available.

(2) Gaylord National closed on March 25, 2020 and remained closed until July 1, 2021.

Gaylord Rockies

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2022	2021	% ∆		2022	2021	% ∆
Revenue	$77,346	$51,209	51.0%		$182,888	$81,517	124.4%
Operating income (loss)	$20,967	$1,595	1214.5%		$14,398	$(43,700)	132.9%
Operating income (loss) margin	27.1%	3.1%	24.0	pt	7.9%	-53.6%	61.5	pt
Adjusted EBITDAre	$34,670	$24,265	42.9%		$73,399	$24,278	202.3%
Adjusted EBITDAre margin	44.8%	47.4%	-2.6	pt	40.1%	29.8%	10.3	pt

Occupancy	86.9%	61.9%	25.0	pt	67.7%	35.2%	32.5	pt
Average daily rate (ADR)	$237.69	$224.67	5.8%		$232.32	$210.54	10.3%
RevPAR	$206.65	$139.10	48.6%		$157.35	$74.05	112.5%
Total RevPAR	$560.11	$370.84	51.0%		$446.32	$198.93	124.4%

Entertainment Segment

For the three and nine months ended September 30, 2022, and 2021, the Company reported the following:

($ in thousands)	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2022	2021	% ∆		2022	2021	% ∆
Revenue	$77,153	$49,053	57.3%		$183,579	$98,599	86.2%
Operating income	$17,756	$12,078	47.0%		$38,212	$10,071	279.4%
Operating income margin	23.0%	24.6%	-1.6	pt	20.8%	10.2%	10.6	pt
Adjusted EBITDAre	$21,174	$14,079	50.4%		$48,037	$16,908	184.1%
Adjusted EBITDAre margin	27.4%	28.7%	-1.3	pt	26.2%	17.1%	9.1	pt

Reed continued, “Our Entertainment segment continues to deliver solid results, as revenue, segment operating income and Adjusted EBITDAre for the third quarter all exceeded third quarter 2019, even excluding the assets we acquired and developed after 2019 (Circle, our new Ole Red assets, and our recently acquired Block 21 assets). We remain enthusiastic about the future of this business in combination with the assets of Block 21 and are actively engaged with our partners at Atairos and NBCUniversal to propel OEG into its next phase of growth.”

Corporate and Other Segment

For the three and nine months ended September 30, 2022, and 2021, the Company reported the following:

($ in thousands)	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2022	2021	% ∆	2022	2021	% ∆
Operating loss	$(9,652)	$(10,983)	12.1%	$(32,507)	$(28,620)	-13.6%
Adjusted EBITDAre	$(6,759)	$(7,313)	7.6%	$(22,318)	$(18,515)	-20.5%

2022 Guidance

The Company is raising its consolidated guidance for full year 2022 based on current information as of October 31, 2022. The Company does not expect to update the guidance provided below before next quarter’s earnings release. However, the Company may update its full business outlook or any portion thereof at any time for any reason.

($ in millions)	New Guidance		New FY	Prior Guidance		Prior FY
	Full Year 2022		Guidance	Full Year 2022		Guidance	Change
	Low	High	Midpoint	Low	High	Midpoint	Midpoint
Net Income	$115.0	$121.0	$118.0	$103.0	$110.0	$106.5	$11.5

Adjusted EBITDAre
Hospitality	$491.0	$500.0	$495.5	$475.0	$490.0	$482.5	$13.0
Entertainment	72.0	76.0	74.0	72.0	80.0	76.0	(2.0)
Corporate and Other	(32.0)	(30.0)	(31.0)	(33.0)	(32.0)	(32.5)	1.5
Consolidated Adjusted EBITDAre	$531.0	$546.0	$538.5	$514.0	$538.0	$526.0	$12.5

Note: For reconciliations of Consolidated Adjusted EBITDAre guidance to Net Income and segment-level Adjusted EBITDAre to segment-level Operating Income, see “Reconciliation of Forward-Looking Statements” below.

Reed concluded, “Despite the current economic uncertainty, our collection of unique hotel properties and entertainment venues continues to generate strong interest and financial results from group and leisure travelers. The visibility that the contractual nature of our core hospitality business provides is a differentiating strength that gives us the confidence and opportunity to continue to invest in new and exciting offerings for our guests. Given our strong performance in the third quarter, and our confidence in the remainder of the year, we are again raising our full year 2022 guidance to a consolidated Adjusted EBITDAre midpoint of $538.5 million, a $12.5 million increase over our previously updated guidance midpoint given in August. We believe that our business is uniquely positioned for success and look forward to continuing to execute the long-term strategy of our Company.”

Leadership Transition Update

On October 11, 2022, the Company announced Chairman and Chief Executive Officer Colin Reed will transition to Executive Chairman of the Company after more than 21 years as CEO. The Company’s Board of Directors has appointed President Mark Fioravanti to succeed Reed as Chief Executive Officer, under the title of President and Chief Executive Officer, effective January 1, 2023. Reed’s role as Executive Chairman will include his responsibilities as Executive Chairman of the Company’s Board of Directors and as Chairman of the OEG Board of Directors. Reed will also focus on working with OEG strategic investor Atairos and with NBCUniversal to unlock opportunities for value creation; advancing the Company’s ESG and Diversity, Equity, and Inclusion goals; and community and government affairs. Reed will continue his role with artist and shareholder relations alongside Fioravanti.

Dividend Update

On September 6, 2022, the Company announced that it declared a quarterly cash dividend of $0.10 per common share, which was paid on October 17, 2022, to stockholders of record as of September 30, 2022. The Board of Directors approved the reinstatement of this dividend payment, which represents Ryman’s first quarterly cash dividend since payments were suspended following the Q1 2020 dividend paid in April 2020. Due to the opportunities the Company sees to allocate capital across its portfolio, the Company adopted an interim policy of a minimum annual dividend amount of 100% of REIT taxable income, replacing the former dividend policy of the greater of 100% of REIT taxable income or 50% of AFFO less maintenance capital expenditures. The Company’s interim dividend policy is subject to the Board of Directors’ future determinations as to the amount of quarterly distributions and the timing thereof.

Balance Sheet/Liquidity Update

As of September 30, 2022, the Company had total debt outstanding of $2,863.1 million, net of unamortized deferred financing costs, and unrestricted cash of $224.7 million. As of September 30, 2022, there were no amounts drawn under the revolving credit lines of the Company’s credit facility or the OEG credit facility, and the lending banks had issued $10.4 million in letters of credit, which left $754.6 million of availability for borrowing under the two revolving credit lines.

Earnings Call Information

Ryman Hospitality Properties will hold a conference call to discuss this release tomorrow, November 1, 2022, at 10:00 a.m. ET. Investors can listen to the conference call over the Internet at www.rymanhp.com. To listen to the live call, please go to the Investor Relations section of the website (Investor Relations/Presentations, Earnings and Webcasts) at least 15 minutes prior to the call to register and download any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call and will be available for at least 30 days.

About Ryman Hospitality Properties, Inc.

Ryman Hospitality Properties, Inc. (NYSE: RHP) is a leading lodging and hospitality real estate investment trust that specializes in upscale convention center resorts and leading entertainment experiences. RHP’s core holdings, Gaylord Opryland Resort & Convention Center; Gaylord Palms Resort & Convention Center; Gaylord Texan Resort & Convention Center; Gaylord National Resort & Convention Center; and Gaylord Rockies Resort & Convention Center, are five of the top ten largest non-gaming convention center hotels in the United States based on total indoor meeting space. Our Hospitality segment is comprised of these convention center resorts operating under the Gaylord Hotels brand, along with two adjacent ancillary hotels, which are managed by Marriott International and represent a combined total of 10,412 rooms and more than 2.8 million square feet of total indoor and outdoor meeting space in top convention and leisure destinations across the country. RHP also owns a 70% controlling ownership interest in Opry Entertainment Group (OEG), which is composed of entities owning a growing collection of iconic and emerging country music brands, including the Grand Ole Opry, Ryman Auditorium, WSM 650 AM, Ole Red and Circle, a country lifestyle media network RHP owns in a joint venture with Gray Television, Nashville-area attractions managed by Marriott, and Block 21, a mixed-use entertainment, lodging, office and retail complex, including the W Austin Hotel and the ACL Live at Moody Theater, located in downtown Austin, Texas. RHP operates OEG as its Entertainment segment, in a taxable REIT subsidiary, and its results are consolidated in the Company’s financial results. Visit RymanHP.com for more information.

Cautionary Note Regarding Forward-Looking Statements

This press release contains statements as to RHP’s beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, statements regarding the future performance of our business, expected recovery of travel, leisure and group demand from periods affected by the COVID-19 pandemic, the expected effects of COVID-19 on our results of operations, our liquidity, recovery of group business to pre-pandemic levels, anticipated business levels and anticipated financial results for the Company during future periods, the Company’s expectations for OEG including Block 21 and the Atairos investment, and other business or operational issues. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These include the risks and uncertainties associated with the effects of the COVID-19 pandemic on us and the hospitality and entertainment industries generally, the effects of the COVID-19 pandemic on the demand for travel, leisure and group business (including government-imposed restrictions), levels of consumer confidence in the safety of travel and group gathering as a result of COVID-19, the pace of recovery following the COVID-19 pandemic, economic conditions affecting the hospitality business generally, the geographic concentration of the Company’s hotel properties, business levels at the Company’s hotels, the effects of inflation on the Company’s business and on its customers, including group business at its hotels, the Company’s ability to remain qualified as a REIT for federal income tax purposes, the Company’s ability to execute its strategic goals as a REIT, the Company’s ability to generate cash flows to support dividends, our Board of Directors’ ability to modify our dividend policy, including the frequency and amount of any dividend we may pay, the Company’s ability to borrow funds pursuant to its credit agreements, and the occurrence of any event, change or other circumstance that could affect the integration of Block 21 or the strategic position of OEG after the Atairos investment. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the U.S. Securities and Exchange Commission (SEC) and include the risk factors and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and its Quarterly Reports on Form 10-Q and subsequent filings. The Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

Additional Information

This release should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent annual report on Form 10-K. Copies of our reports are available on our website at no expense at www.rymanhp.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Calculation of RevPAR, Total RevPAR, and Occupancy

We calculate revenue per available room (“RevPAR”) for our hotels by dividing room revenue by room nights available to guests for the period. Room nights available to guests include nights the hotels are closed. We calculate total revenue per available room (“Total RevPAR”) for our hotels by dividing the sum of room revenue, food & beverage, and other ancillary services revenue by room nights available to guests for the period. Rooms out of service for renovation are included in room nights available. For the three and nine months ended September 30, 2022, and 2021, the calculation of RevPAR and Total RevPAR in our tabular presentations has not been changed as a result of the COVID-19 pandemic and the resulting hotel closures and is consistent with prior periods. The closure of Gaylord National, which reopened July 1, 2021, resulted in significantly lower performance for periods of closure. Occupancy figures reflect an additional 302 rooms available at Gaylord Palms beginning in June 2021. Hospitality metrics do not include the results of the W Austin, which is included in the Entertainment segment.

Calculation of GAAP Margin Figures

We calculate Net Income/(Loss) available to common shareholders margin by dividing GAAP consolidated Net Income available to common shareholders by GAAP consolidated Total Revenue. We calculate consolidated, segment or property-level Operating Income Margin by dividing consolidated, segment or property-level GAAP Operating Income/(Loss) by consolidated, segment or property-level GAAP Revenue.

Non-GAAP Financial Measures

We present the following non-GAAP financial measures we believe are useful to investors as key measures of our operating performance:

EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Definition

We calculate EBITDAre, which is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) in its September 2017 white paper as Net Income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property or the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

Adjusted EBITDAre is then calculated as EBITDAre, plus to the extent the following adjustments occurred during the periods presented:

•	preopening costs;
•	non-cash lease expense;
•	equity-based compensation expense;
•	impairment charges that do not meet the NAREIT definition above;
•	credit losses on held-to-maturity securities;
•	any transaction costs of acquisitions;
•	interest income on bonds;
•	loss on extinguishment of debt;
•	pension settlement charges;
•	pro rata Adjusted EBITDAre from unconsolidated joint venture; and
•	any other adjustments we have identified herein.

We then exclude noncontrolling interests in consolidated joint venture to calculate Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture.

We use EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture and segment or property-level EBITDAre and Adjusted EBITDAre to evaluate our operating performance. We believe that the presentation of these non-GAAP metrics provides useful information to investors regarding our operating performance and debt leverage metrics, and that the presentation of these non-GAAP metrics, when combined with the primary GAAP presentation of Net Income or Operating Income, as applicable, is beneficial to an investor’s complete understanding of our operating performance. We make additional adjustments to EBITDAre when evaluating our performance because we believe that presenting Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture provides useful information to investors regarding our operating performance and debt leverage metrics.

Adjusted EBITDAre Margin and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin Definition

We calculate consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin by dividing consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture by GAAP consolidated Total Revenue. We calculate consolidated, segment or property-level Adjusted EBITDAre Margin by dividing consolidated, segment-, or property-level Adjusted EBITDAre by consolidated, segment-, or property-level GAAP Revenue. We believe Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin is useful to investors in evaluating our operating performance because this non-GAAP financial measure helps investors evaluate and compare the results of our operations from period to period by presenting a ratio showing the quantitative relationship between Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture and GAAP consolidated Total Revenue or segment or property-level GAAP Revenue, as applicable.

FFO, Adjusted FFO, and Adjusted FFO available to common shareholders and unit holders Definition

We calculate FFO, which definition is clarified by NAREIT in its December 2018 white paper as Net Income (calculated in accordance with GAAP) excluding depreciation and amortization (excluding amortization of deferred financing costs and debt discounts), gains and losses from the sale of certain real estate assets, gains and losses from a change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciated real estate held by the entity, income (loss) from consolidated joint venture attributable to noncontrolling interest, and pro rata adjustments for unconsolidated joint venture.

To calculate Adjusted FFO available to common shareholders and unit holders, we then exclude, to the extent the following adjustments occurred during the periods presented:

•	right-of-use asset amortization;
•	impairment charges that do not meet the NAREIT definition above;
•	write-offs of deferred financing costs;
•	amortization of debt discounts or premiums and amortization of deferred financing costs;
•	(gains) losses on extinguishment of debt
•	non-cash lease expense;
•	credit loss on held-to-maturity securities;
•	pension settlement charges;
•	additional pro rata adjustments from unconsolidated joint venture;
•	(gains) losses on other assets;
•	transaction costs on acquisitions;
•	deferred income tax expense (benefit); and
•	any other adjustments we have identified herein.

To calculate Adjusted FFO available to common shareholders and unit holders (excluding maintenance capex), we then exclude FF&E reserve for managed properties and maintenance capital expenditures for non-managed properties. FFO available to common shareholders and unit holders and Adjusted FFO available to common shareholders and unit holders and Adjusted FFO available to common shareholders and unit holders (excluding maintenance capex) exclude the ownership portion joint ventures not controlled or owned by the Company.

We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding the performance of our ongoing operations because each presents a measure of our operations without regard to specified non-cash items such as real estate depreciation and amortization, gain or loss on sale of assets and certain other items, which we believe are not indicative of the performance of our underlying hotel properties. We believe that these items are more representative of our asset base than our ongoing operations. We also use these non-GAAP financial measures as measures in determining our results after considering the impact of our capital structure.

We caution investors that non-GAAP financial measures we present may not be comparable to similar measures disclosed by other companies, because not all companies calculate these non-GAAP measures in the same manner. The non-GAAP financial measures we present, and any related per share measures, should not be considered as alternative measures of our Net Income (Loss), operating performance, cash flow or liquidity. These non-GAAP financial measures may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that these non-GAAP financial measures can enhance an investor’s understanding of our results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily better indicators of any trend as compared to GAAP measures such as Net Income (Loss), Operating Income (Loss), or cash flow from operations.

Investor Relations Contacts:	Media Contacts:
Mark Fioravanti, President	Hillary Prim, Vice President of Corporate and Brand Communications
Ryman Hospitality Properties, Inc.	Finn Partners
(615) 316-6588	(615) 610-0293
mfioravanti@rymanhp.com	hillary.prim@finnpartners.com
~or~	~or~
Jennifer Hutcheson, Chief Financial Officer	Robert Winters
Ryman Hospitality Properties, Inc.	Alpha IR Group
(615) 316-6320	(929) 266-6315
jhutcheson@rymanhp.com	robert.winters@alpha-ir.com
~or~
Todd Siefert, Senior Vice President Corporate Finance & Treasurer
Ryman Hospitality Properties, Inc.
(615) 316-6344
tsiefert@rymanhp.com

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

 Unaudited

 (In thousands, except per share data)

	Three Months Ended		Nine Months Ended
	Sep. 30		Sep. 30
	2022	2021	2022	2021
Revenues :
Rooms	$154,940	$113,192	$418,039	$203,391
Food and beverage	186,188	105,803	486,387	169,597
Other hotel revenue	49,474	38,858	149,089	90,355
Entertainment	77,153	49,053	183,579	98,599
Total revenues	467,755	306,906	1,237,094	561,942

Operating expenses:
Rooms	41,366	30,802	112,740	55,318
Food and beverage	103,221	65,205	272,039	118,282
Other hotel expenses	103,321	80,203	289,248	196,125
Management fees	11,276	4,907	27,542	7,809
Total hotel operating expenses	259,184	181,117	701,569	377,534
Entertainment	54,148	33,467	131,549	77,797
Corporate	9,449	10,416	31,423	26,922
Preopening costs	-	118	525	734
(Gain) loss on sale of assets	-	-	469	(317)
Depreciation and amortization	47,969	56,093	160,712	164,081
Total operating expenses	370,750	281,211	1,026,247	646,751

Operating income (loss)	97,005	25,695	210,847	(84,809)

Interest expense, net of amounts capitalized	(40,092)	(32,413)	(105,987)	(93,056)
Interest income	1,378	1,433	4,138	4,254
Loss on extinguishment of debt	-	-	(1,547)	(2,949)
Loss from consolidated joint ventures	(2,720)	(2,312)	(8,348)	(5,831)
Other gains and (losses), net	2,058	53	2,222	254
Income (loss) before income taxes	57,629	(7,544)	101,325	(182,137)

Provision benefit for income taxes	(10,178)	(1,063)	(27,747)	(6,640)
Net income (loss)	47,451	(8,607)	73,578	(188,777)

Net (income) loss attributable to noncontrolling interest in consolidated joint venture	(1,887)	-	(2,167)	16,501
Net (income) loss attributable to noncontrolling interest in Operating Partnership	(323)	61	(507)	1,290
Net income (loss) available to common shareholders	$45,241	$(8,546)	$70,904	$(170,986)

Basic income (loss) per share available to common shareholders	$0.82	$(0.16)	$1.29	$(3.11)
Diluted income (loss) per share available to common shareholders	$0.79	$(0.16)	$1.28	$(3.11)

Weighted average common shares for the period:
Basic	55,159	55,065	55,132	55,040
Diluted	59,315	55,065	55,329	55,040

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

Unaudited

(In thousands)

	Sep. 30	Dec. 31,
	2022	2021
ASSETS:
Property and equipment, net of accumulated depreciation	$3,178,104	$3,031,844
Cash and cash equivalents - unrestricted	224,696	140,688
Cash and cash equivalents - restricted	96,007	22,312
Notes receivable	66,261	71,228
Trade receivables, net	131,496	74,745
Prepaid expenses and other assets	143,517	112,904
Intangible assets	107,199	126,804
Total assets	$3,947,280	$3,580,525

LIABILITIES AND EQUITY:
Debt and finance lease obligations	$2,863,081	$2,936,819
Accounts payable and accrued liabilities	364,229	304,719
Dividends payable	5,685	386
Deferred management rights proceeds	168,274	170,614
Operating lease liabilities	115,258	113,770
Deferred income tax liabilities, net	9,216	4,671
Other liabilities	65,802	71,939
Noncontrolling interest in consolidated joint venture	303,849	-
Total equity (deficit)	51,886	(22,393)
Total liabilities and equity (deficit)	$3,947,280	$3,580,525

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

ADJUSTED EBITDAre RECONCILIATION

Unaudited

(in thousands)

	Three Months Ended Sep. 30,				Nine Months Ended Sep. 30,
	2022		2021		2022		2021
	$	Margin	$	Margin	$	Margin	$	Margin
Consolidated
Revenue	$467,755		$306,906		$1,237,094		$561,942
Net income (loss)	$47,451	10.1%	$(8,607)	-2.8%	$73,578	5.9%	$(188,777)	-33.6%
Interest expense, net	38,714		30,980		101,849		88,802
Provision for income taxes	10,178		1,063		27,747		6,640
Depreciation & amortization	47,969		56,093		160,712		164,081
(Gain) loss on sale of assets	-		2		327		(315)
Pro rata EBITDAre from unconsolidated joint ventures	23		19		68		53
EBITDAre	144,335	30.9%	79,550	25.9%	364,281	29.4%	70,484	12.5%
Preopening costs	-		118		525		734
Non-cash lease expense	1,059		1,081		3,340		3,254
Equity-based compensation expense	3,694		3,276		11,134		8,944
Pension settlement charge	723		443		1,576		1,009
Interest income on Gaylord National bonds	1,314		1,389		3,993		4,114
Loss on extinguishment of debt	-		-		1,547		2,949
Transaction costs of acquisitions	-		135		1,348		210
Adjusted EBITDAre	$151,125	32.3%	$85,992	28.0%	$387,744	31.3%	$91,698	16.3%
Adjusted EBITDAre of noncontrolling interest in consolidated joint venture	$(6,345)		-		$(7,476)		1,017
Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture	$144,780	31.0%	$85,992	28.0%	$380,268	30.7%	$92,715	16.5%

Hospitality segment
Revenue	$390,602		$257,853		$1,053,515		$463,343
Operating income (loss)	$88,901	22.8%	$24,600	9.5%	$205,142	19.5%	$(66,260)	-14.3%
Depreciation & amortization	42,517		52,020		146,804		151,655
Gain on sale of assets	-		-		-		(317)
Preopening costs	-		116		-		731
Non-cash lease expense	1,054		1,101		3,162		3,307
Interest income on Gaylord National bonds	1,314		1,389		3,993		4,114
Transaction costs of acquisitions	-		-		-		75
Other gains and (losses), net	2,924		-		2,924		-
Adjusted EBITDAre	$136,710	35.0%	$79,226	30.7%	$362,025	34.4%	$93,305	20.1%

Entertainment segment
Revenue	$77,153		$49,053		$183,579		$98,599
Operating income	$17,756	23.0%	$12,078	24.6%	$38,212	20.8%	$10,071	10.2%
Depreciation & amortization	5,249		3,506		13,293		10,728
Preopening costs	-		2		525		3
Non-cash lease (revenue) expense	5		(20)		178		(53)
Equity-based compensation	860		671		2,761		1,802
Transaction costs of acquisitions	-		135		1,348		135
Pro rata adjusted EBITDAre from unconsolidated joint ventures	(2,696)		(2,293)		(8,280)		(5,778)
Adjusted EBITDAre	$21,174	27.4%	$14,079	28.7%	$48,037	26.2%	$16,908	17.1%

Corporate and Other segment
Operating loss	$(9,652)		$(10,983)		$(32,507)		$(28,620)
Depreciation & amortization	203		567		615		1,698
Other gains and (losses), net	(867)		55		(375)		256
Equity-based compensation	2,834		2,605		8,373		7,142
Pension settlement charge	723		443		1,576		1,009
Adjusted EBITDAre	$(6,759)		$(7,313)		$(22,318)		$(18,515)

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO RECONCILIATION

Unaudited

(in thousands, except per share data)

	Three Months Ended Sep. 30,		Nine Months Ended Sep. 30,
	2022	2021	2022	2021
Consolidated
Net income (loss)	$47,451	$(8,607)	$73,578	$(188,777)
Noncontrolling interest in consolidated joint venture	(1,887)	-	(2,167)	16,501
Net income (loss) available to common shareholders and unit holders	45,564	(8,607)	71,411	(172,276)
Depreciation & amortization	47,938	56,055	160,620	163,969
Adjustments for noncontrolling interest	(1,575)	-	(1,808)	(11,069)
Pro rata adjustments from joint ventures	24	19	69	53
FFO available to common shareholders and unit holders	91,951	47,467	230,292	(19,323)

Right-of-use asset amortization	31	38	92	112
Non-cash lease expense	1,059	1,081	3,340	3,254
Pension settlement charge	723	443	1,576	1,009
(Gain) loss on other assets	-	-	469	(317)
Amortization of deferred financing costs	2,640	2,200	7,178	6,579
Amortization of debt discounts and premiums	501	(69)	489	(209)
Loss on extinguishment of debt	-	-	1,547	2,949
Adjustments for noncontrolling interest	(382)	-	(414)	(294)
Transaction costs of acquisitions	-	135	1,348	210
Deferred tax expense	4,250	818	4,545	5,991
Adjusted FFO available to common shareholders and unit holders	$100,773	$52,113	$250,462	$(39)
Capital expenditures (1)	(22,879)	(14,047)	(55,114)	(30,634)
Adjusted FFO available to common shareholders and unit holders (ex. maintenance capex)	$77,894	$38,066	$195,348	$(30,673)

Basic net income (loss) per share	$0.82	$(0.16)	$1.29	$(3.11)
Diluted net income (loss) per share	$0.79	$(0.16)	$1.28	$(3.11)

FFO available to common shareholders and unit holders per basic share/unit	$1.66	$0.86	$4.15	$(0.35)
Adjusted FFO available to common shareholders and unit holders per basic share/unit	$1.81	$0.94	$4.51	$(0.00)

FFO available to common shareholders and unit holders per diluted share/unit	$1.57	$0.86	$4.13	$(0.35)
Adjusted FFO available to common shareholders and unit holders per diluted share/unit	$1.72	$0.94	$4.49	$(0.00)

Weighted average common shares and OP units for the period:
Basic	55,554	55,466	55,527	55,449
Diluted	59,710	55,466	55,724	55,449

(1) Represents FF&E reserve contribution for managed properties and maintenance capital expenditures for non-managed properties. Note that during 2021, as a result of the COVID-19 pandemic, contributions to the FF&E reserve for managed properties were suspended, although we did make voluntary contributions to fund the rooms renovation at Gaylord National.

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

HOSPITALITY SEGMENT ADJUSTED EBITDAre RECONCILIATIONS AND OPERATING METRICS

Unaudited

(in thousands)

	Three Months Ended Sep. 30,				Nine Months Ended Sep. 30,
	2022		2021		2022		2021
	$	Margin	$	Margin	$	Margin	$	Margin
Hospitality segment
Revenue	$390,602		$257,853		$1,053,515		$463,343
Operating income (loss)	$88,901	22.8%	$24,600	9.5%	$205,142	19.5%	$(66,260)	-14.3%
Depreciation & amortization	42,517		52,020		146,804		151,655
Gain on sale of assets	-		-		-		(317)
Preopening costs	-		116		-		731
Non-cash lease expense	1,054		1,101		3,162		3,307
Interest income on Gaylord National bonds	1,314		1,389		3,993		4,114
Transaction costs of acquisitions	-		-		-		75
Other gains and (losses), net	2,924		-		2,924		-
Adjusted EBITDAre	$136,710	35.0%	$79,226	30.7%	$362,025	34.4%	$93,305	20.1%

Occupancy	71.5%		54.5%		63.9%		34.9%
Average daily rate (ADR)	$226.20		$216.79		$230.07		$208.02
RevPAR	$161.75		$118.17		$147.07		$72.65
OtherPAR	$246.02		$151.02		$223.56		$92.86
Total RevPAR	$407.77		$269.19		$370.63		$165.51

Gaylord Opryland
Revenue	$106,819		$75,483		$285,835		$142,244
Operating income	$29,488	27.6%	$19,514	25.9%	$76,914	26.9%	$10,965	7.7%
Depreciation & amortization	8,674		8,507		25,820		25,644
Gain on sale of assets	-		-		-		(317)
Non-cash lease (revenue) expense	(13)		-		(38)		2
Adjusted EBITDAre	$38,149	35.7%	$28,021	37.1%	$102,696	35.9%	$36,294	25.5%

Occupancy	73.0%		56.3%		65.7%		38.4%
Average daily rate (ADR)	$236.83		$232.49		$236.35		$223.24
RevPAR	$172.98		$130.85		$155.36		$85.71
OtherPAR	$229.06		$153.25		$207.18		$94.71
Total RevPAR	$402.04		$284.10		$362.54		$180.42

Gaylord Palms
Revenue	$60,516		$34,476		$188,653		$82,295
Operating income (loss)	$9,611	15.9%	$(877)	-2.5%	$43,687	23.2%	$(4,514)	-5.5%
Depreciation & amortization	5,526		5,852		16,644		15,278
Preopening costs	-		116		-		731
Non-cash lease expense	1,067		1,101		3,200		3,305
Adjusted EBITDAre	$16,204	26.8%	$6,192	18.0%	$63,531	33.7%	$14,800	18.0%

Occupancy	65.2%		44.7%		65.2%		41.1%
Average daily rate (ADR)	$213.17		$201.18		$232.26		$198.85
RevPAR	$139.08		$89.99		$151.39		$81.71
OtherPAR	$243.80		$128.14		$250.84		$111.44
Total RevPAR	$382.88		$218.13		$402.23		$193.15

Gaylord Texan
Revenue	$70,734		$56,041		$205,035		$108,468
Operating income	$18,873	26.7%	$12,640	22.6%	$57,523	28.1%	$11,137	10.3%
Depreciation & amortization	5,704		6,146		18,144		18,569
Adjusted EBITDAre	$24,577	34.7%	$18,786	33.5%	$75,667	36.9%	$29,706	27.4%

Occupancy	70.6%		66.9%		67.6%		44.6%
Average daily rate (ADR)	$227.40		$215.42		$227.10		$207.21
RevPAR	$160.63		$144.08		$153.60		$92.35
OtherPAR	$263.21		$191.72		$260.43		$126.68
Total RevPAR	$423.84		$335.80		$414.03		$219.03

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

HOSPITALITY SEGMENT ADJUSTED EBITDAre RECONCILIATIONS AND OPERATING METRICS

Unaudited

(in thousands)

	Three Months Ended Sep. 30,				Nine Months Ended Sep. 30,
	2022		2021		2022		2021
	$	Margin	$	Margin	$	Margin	$	Margin
Gaylord National
Revenue	$68,925		$36,008		$173,735		$39,576
Operating income (loss)	$9,044	13.1%	$(8,534)	-23.7%	$10,593	6.1%	$(38,108)	-96.3%
Depreciation & amortization	8,268		8,206		25,267		22,245
Interest income on Gaylord National bonds	1,314		1,389		3,993		4,114
Other gains and (losses), net	2,924		-		2,924		-
Adjusted EBITDAre	$21,550	31.3%	$1,061	2.9%	$42,777	24.6%	$(11,749)	-29.7%

Occupancy	65.4%		44.1%		55.1%		14.9%
Average daily rate (ADR)	$220.25		$209.77		$232.23		$209.77
RevPAR	$144.11		$92.52		$127.99		$31.18
OtherPAR	$231.24		$103.57		$190.84		$41.45
Total RevPAR	$375.35		$196.09		$318.83		$72.63

Gaylord Rockies
Revenue	$77,346		$51,209		$182,888		$81,517
Operating income (loss) (1)	$20,967	27.1%	$1,595	3.1%	$14,398	7.9%	$(43,700)	-53.6%
Depreciation & amortization	13,703		22,670		59,001		67,978
Adjusted EBITDAre (1)	$34,670	44.8%	$24,265	47.4%	$73,399	40.1%	$24,278	29.8%

Occupancy	86.9%		61.9%		67.7%		35.2%
Average daily rate (ADR)	$237.69		$224.67		$232.32		$210.54
RevPAR	$206.65		$139.10		$157.35		$74.05
OtherPAR	$353.46		$231.74		$288.97		$124.88
Total RevPAR	$560.11		$370.84		$446.32		$198.93

The AC Hotel at National Harbor
Revenue	$2,932		$1,846		$7,800		$4,110
Operating income (loss)	$469	16.0%	$(141)	-7.6%	$601	7.7%	$(1,282)	-31.2%
Depreciation & amortization	327		329		982		986
Adjusted EBITDAre	$796	27.1%	$188	10.2%	$1,583	20.3%	$(296)	-7.2%

Occupancy	71.7%		46.7%		63.1%		43.3%
Average daily rate (ADR)	$206.01		$201.38		$209.26		$163.95
RevPAR	$147.75		$94.11		$132.11		$70.96
OtherPAR	$18.25		$10.45		$16.69		$7.46
Total RevPAR	$166.00		$104.56		$148.80		$78.42

The Inn at Opryland (2)
Revenue	$3,330		$2,790		$9,569		$5,133
Operating income (loss)	$449	13.5%	$403	14.4%	$1,426	14.9%	$(758)	-14.8%
Depreciation & amortization	315		310		946		955
Transaction costs of acquisitions	-		-		-		75
Adjusted EBITDAre	$764	22.9%	$713	25.6%	$2,372	24.8%	$272	5.3%

Occupancy	61.1%		55.7%		57.0%		38.1%
Average daily rate (ADR)	$151.61		$147.81		$155.49		$133.94
RevPAR	$92.61		$82.35		$88.63		$51.00
OtherPAR	$26.75		$17.67		$27.04		$11.05
Total RevPAR	$119.36		$100.02		$115.67		$62.05

(1) Operating loss and Adjusted EBITDAre for Gaylord Rockies for the nine months ended September 30, 2021 exclude forgiven asset management fees previously owed to RHP of $0.3 million.

(2) Includes other hospitality revenue and expense

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Unaudited

(in thousands)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("Adjusted EBITDAre")

	GUIDANCE RANGE
	FOR FULL YEAR 2022
	Low	High	Midpoint
Ryman Hospitality Properties, Inc.
Net Income	$115,000	$121,000	$118,000
Provision (benefit) for income taxes	38,400	39,800	39,100
Interest Expense	145,000	147,000	146,000
Depreciation and amortization	204,500	206,500	205,500
Pro rata EBITDAre from unconsolidated joint ventures	100	200	150
EBITDAre	$503,000	$514,500	$508,750
Non-cash lease expense	4,000	5,000	4,500
Preopening expense	500	500	500
Equity-based compensation	16,500	18,000	17,250
Interest income on Bonds	7,000	8,000	7,500
Adjusted EBITDAre	$531,000	$546,000	$538,500

Hospitality Segment
Operating Income	$297,000	$301,000	$299,000
Depreciation and amortization	183,000	186,000	184,500
Non-cash lease expense	4,000	5,000	4,500
Interest income on Bonds	7,000	8,000	7,500
Adjusted EBITDAre	$491,000	$500,000	$495,500

Entertainment Segment
Operating Income	$58,500	$60,000	$59,250
Depreciation and amortization	18,500	19,500	19,000
Preopening expense	500	500	500
Equity-based compensation	5,500	6,000	5,750
Pro rata adjusted EBITDAre from unconsolidated JVs	(11,000)	(10,000)	(10,500)
Adjusted EBITDAre	$72,000	$76,000	$74,000

Corporate and Other Segment
Operating Income	$(46,000)	$(43,000)	$(44,500)
Depreciation and amortization	3,000	1,000	2,000
Equity-based compensation	11,000	12,000	11,500
Adjusted EBITDAre	$(32,000)	$(30,000)	$(31,000)